Subsequent events	3 Months Ended
Nov. 30, 2022
Subsequent events

28. Subsequent events

The Company has evaluated subsequent events from the balance sheet date through January 16, 2022, the date at which the unaudited interim condensed consolidated financial statements were available to be issued and determined there were no additional items to be disclosed except for the transaction described below.

On December 2, 2022, the Company completed an option exchange grant with employees. In the option exchange grant, the Company cancelled 263,531 outstanding options which had a strike price greater than $5.00 per option and granted 36,748 options with a strike price of $0.65 per option to the same parties.

Engine Gaming and Media, Inc. (“Engine Gaming” or “Engine”) (NASDAQ:GAME) (TSXV:GAME) and GameSquare Esports Inc. (CSE:GSQ) (OTCQB:GMSQF) (FRA:29Q1) (“GameSquare”) have entered into a definitive arrangement agreement (the “Arrangement”) dated December 7, 2022 to combine their businesses via an all share deal, whereby each common share of GameSquare (a “GameSquare Share”) will be exchanged for 0.08262 Engine Gaming common shares (the “Engine Gaming Shares”).

Following the all-share transaction, former GameSquare Esports shareholders are expected to own approximately 60% of the combined entity, and current Engine Gaming shareholders are expected to own approximately 40% of the combined entity on a fully diluted basis, and it is intended that the Engine Gaming Shares will continue to trade on the Nasdaq Stock Market (the “Nasdaq”) and TSX Venture Exchange (the “TSXV”) under the symbol “GAME.” The combined entity will retain the “GameSquare” brand globally.